Page 1. of 2. pages


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


           Date of Report ( Date of earliest event reported) January 2, 1997


                          CASCADE COMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)


                      Delaware                            04-3099677
           (State or other jurisdiction of (I.R.S. employer identification no.) incorporation or organization)

                   5 Carlisle Road                            01886
               Westford, Massachusetts                       (Zip code)
      (Address of principal executive offices)

                                     0-24578
                            (Commission File Number)

          Registrant's telephone number, including area code: (508) 692-2600

Total number of sequentially numbered pages in this filing, including exhibits thereto: 2


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Item 5  Other Events

On January 2, 1997, the Company's Board of Directors elected Gururaj "Desh" Deshpande, Cascade's co-founder and executive vice president, chairman of the board, succeeding Victoria A. Brown who will remain as a Class I Director. Desh will retain a role as executive vice president, business development for Cascade and will assume his chairmanship responsibilities effective immediately.




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Cascade Communications Corp.
                                     (Registrant)



Date:    January 16, 1997           /s/______________________________
                                    ------------------------------------------
                                    Paul E. Blondin
                                    Vice President of Finance and
                                    Administration, Chief Financial Officer,
                                    Treasurer and Secretary
                                   (Principal Financial and Accounting Officer)